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                                                                   EXHIBIT 10.23


                                 I3 MOBILE, INC.
                       WIRELESS SERVICES MASTER AGREEMENT


This agreement (the "Agreement") by and between I3 MOBILE, INC., a Delaware corporation, with offices at 181 Harbor Drive, Third Floor, Stamford, CT 06902 (hereafter referred to as "i3 Mobile") and VOICESTREAM WIRELESS CORPORATION, a Delaware corporation, with offices at 3650 131St Avenue, S.E. Suite 200, Bellevue, WA 98006 (hereafter referred to as "Voicestream") is made and entered into as of the 20th day of November, 2000.

WHEREAS, i3 Mobile has developed proprietary systems, procedures and technologies to enable Voicestream's wireless services customers to view personalized HTML information on their computing devices, receive personalized information directly to their wireless terminals or phones that are enabled to send and receive SMS messages and related services via VoiceStream's telecommunications network ("Wireless Devices") based on specific customer requests via provisioning gateways developed by i3 Mobile and licensed or otherwise provided to Voicestream in accordance with the terms and provisions of this Agreement; and

WHEREAS, Voicestream is desirous of using i3 Mobile's proprietary systems, procedures and provisioning technologies to provide personalized internet services to its wireless services customers in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. BUSINESS OVERVIEW. i3 Mobile shall provide Voicestream's wireless services customers' access to a wide variety of customizable content, advertising and transactional services aggregated by i3 Mobile from a variety of third party sources (hereafter referred to collectively as "Content Providers").

        (a) WIRELESS SERVICES. Set forth on Appendix A are the wireless internet services being made available to Voicestream's wireless customers with applicable subscription, setup and other fees (the "Wireless Services"). Via the co-branded portal to be created by i3 Mobile hereunder (the "i3 Mobile Portal"), Voicestream's wireless customers shall be provided an opportunity to subscribe to (and be charged applicable subscription fee(s)) and then select any or all of the Wireless Services. At VoiceStream's discretion, some Wireless Services may require the customer to pay a premium above and beyond the subscription fee (Voicestream's wireless customers that properly subscribe to the Wireless Services shall be referred to as "Users").

        (b) CONTINUOUS JOINT MARKETING. Throughout the term of this Agreement, Voicestream and i3 Mobile will continuously work together to develop and produce promotional materials that are designed to enhance the demand for Wireless Services by Users. Subject to certain limitations and restrictions contained herein, each party grants the other a license to use its respective trademarks, logos and trade names in connection with these joint marketing efforts subject to their respective published branding guidelines, which are hereby incorporated herein by reference. The parties acknowledge that this is a material element of this business relationship.

        (c) CONTINUED IMPROVEMENTS. Voicestream acknowledges that due to the rapidly changing demands of the wireless information industry, i3 Mobile shall retain the right to change Content Providers and/or modify the Wireless Services upon reasonable prior notice to Voicestream, provided that no such change or modification shall eliminate any of the categories (or specific service offerings thereunder) listed in Appendix A. i3 Mobile shall provide to VoiceStream thirty (30) day prior written notice of such changes or modifications.

        (d) IDENTIFICATION AS BUSINESS PARTNER. Each party will provide, at its own cost, a hyperlink located on its worldwide web site to the other Party's designated page of its worldwide web site. Each hyperlink granted by one party is subject to the other party's hyperlink rules and procedures. Each party's logo will appear on the other party's web site. The use of the other party's logo shall at all times be subject to such other party's branding guidelines including but not limited to the media and the manner in which the party will use the other party's logo. Any statements pertaining to the services of either party contained in any marketing advertisement or promotion of the other party shall be subject to the prior written approval of the other party.

        (e) NONEXCLUSIVE RELATIONSHIP. Each party acknowledges that this Agreement is nonexclusive in nature and that either party may enter into similar agreements or arrangements with any other organization. Further, each party acknowledges that the other shall, at all times remain free to develop and market products, services and solutions to any third parties, alone or in conjunction with other parties, which are the same as, similar to, or which may be considered competitive to services provided by either Voicestream or i3 Mobile.

2. USER PROVISIONING GATEWAYS. Immediately upon execution of this Agreement, i3 Mobile and Voicestream shall work together to implement some or all of the following i3 Mobile provisioning gateways in accordance with the specification document that had previously been delivered to Voicestream:

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        (a) VIA INTERNET. Voicestream authorizes i3 Mobile, and i3 Mobile agrees, to create, host and maintain the i3 Mobile Portal linked to Voicestream's corporate web site throughout the term of this Agreement designed for the purpose of enabling individuals and/or Users to activate, modify and/or delete requests for the Wireless Services. i3 Mobile will provide the Wireless Services to Voicestream and its Users, and Voicestream may provide or resell such Wireless Services to Users in accordance with the terms and conditions of this Agreement. i3 Mobile hereby grants to Voicestream a nonexclusive and nontransferable (except as provided herein) license for Voicestream and its Users and potential Users to access and use the computer system used by i3 Mobile to provide the Wireless Services ("i3 Mobile System") solely in connection with the provision of the Wireless Services and subject to the limitations herein. Unless otherwise indicated in the applicable Appendix: (i) Voicestream shall be solely responsible for providing service and support to its Users; (ii) i3 Mobile will not deal directly with Users; (iii) and Users who contact i3 Mobile shall be directed to Voicestream for assistance. Except as expressly provided otherwise herein, Voicestream shall be solely responsible for all costs associated with maintaining the link between the i3 Mobile Portal and Voicestream's corporate web site, and, except as expressly provided otherwise herein, i3 Mobile shall be solely responsible for all costs associated with creating, hosting and maintaining the i3 Mobile Portal, the i3 Mobile System and the Wireless Services. The i3 Mobile Portal shall enable individuals interested in becoming Users to subscribe to the Wireless Services. Potential Users will, among other features, be able to: (i) personalize their HTML portal "look and feel", (ii) select specific information, and the corresponding triggers, for content to be pushed from the i3 Mobile Portal to the Wireless Device, (iii) request on-demand information from the i3 Mobile Portal via the Wireless Device, (iv) utilize a commercially reasonable help section pertaining to content, trigger selection and provisioning, look and feel, and any other options provided in connection with the Wireless Services,
(v) input credit card and other billing information (if applicable); and (vi) subscribe to and receive the selected Wireless Services.

        (b) VIA DIRECT VOICESTREAM CUSTOMER SERVICES. Voicestream may offer prospective Users direct telephone enrollment through its own customer services area. The parties will agree to a suitable method for transferring User information from Voicestream's customer service operations over to i3 Mobile for final processing, and, except to the extent set forth in subsection (d) below or as otherwise agreed by the parties in writing, i3 Mobile will be solely responsible for implementing such method. Prior to becoming Users, i3 Mobile shall require all prospects to execute or otherwise acknowledge acceptance of a subscriber agreement, such subscriber agreement to be for the benefit of both parties hereto and to be in form and substance as mutually agreed-upon by the parties (hereinafter "Subscriber Agreement"). Under no circumstances shall either party provide or otherwise agree to provide access to Wireless Services to any person without first obtaining their acceptance of the Subscriber Agreement.

        (c) OWNERSHIP.

               (i) DEFINITIONS.

"I3 MOBILE PROPERTY" means the Wireless Services and i3 Mobile System, the i3 Mobile Marks (as defined below), together with all software, source and object code, specifications, designs, processes, techniques, concepts, improvements, discoveries, and inventions (x) currently owned by i3 Mobile, (y) developed or otherwise acquired by i3 Mobile, and (z) except as expressly provided herein, made or developed in connection with the Wireless Services. In addition, and subject to subsection (iv) below, i3 Mobile Property shall include all rights to collect, store, and use all User Data received by i3 Mobile from Users when they are using the Wireless Services.

"INTELLECTUAL PROPERTY RIGHTS" means all intellectual property rights throughout the world, whether existing under intellectual property, unfair competition or trade secret laws, or under statute or at common law or equity, including but not limited to: (i) copyrights, trade secrets, trademarks, trade names, patents, inventions, designs, logos and trade dress, "moral rights," mask works, rights of personality, publicity or privacy, and any other intellectual property and proprietary rights; and (ii) any application or right to apply for any of the rights referred to in this clause; and (iii) any and all renewals, extensions and restorations thereof, now or hereafter in force and effect.

"USER DATA" means data generated in connection with a User's use of the Wireless Services or otherwise exchanged between a User and VoiceStream, i3 Mobile, or any third party via the i3 Mobile System, the i3 Mobile Portal or the VoiceStream network. User Data includes, without limitation, both aggregate information and individually identifiable information about usage patterns, Users' selection of Wireless Services or other services or content, particular information fields, alerts, triggers, and the like with respect to such Wireless Services or other services or content, other transaction-related information, and demographic data.

"VOICESTREAM PROPERTY" means all VoiceStream hardware and network facilities (including communications links), the VoiceStream corporate web site and all portions thereof, the VoiceStream Marks (as defined below), all properties specifically created or developed by i3 Mobile for Voicestream hereunder to the extent that such specifically created properties consist of current VoiceStream design and "look and feel" elements, together with all software, source and object code, specifications, designs, processes, techniques, concepts, improvements, discoveries, and inventions currently owned or hereafter developed or otherwise acquired by VoiceStream (whether or not in connection with this Agreement). In addition, VoiceStream Property shall include (y) all rights to collect, store, and use all User Data received by

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VoiceStream from Users from Users when they are using the Wireless Services, and (z) any additional work product that is created by i3 Mobile or its agents pursuant to a Work Order entered into pursuant to Appendix A, where such Work Order expressly provides that VoiceStream is to be the owner of such work product.

                (II) I3 MOBILE OWNERSHIP. i3 Mobile owns and shall continue to own and shall retain all right, title and interest in and to the i3 Mobile Property and all Intellectual Property Rights therein.

                (III) VOICESTREAM OWNERSHIP. VoiceStream owns and shall continue to own and shall retain all right, title and interest in and to the VoiceStream Property and all Intellectual Property Rights therein.

                (IV) USE AND STORAGE OF USER DATA. Prior to execution of this Agreement, VoiceStream provided to i3 Mobile a copy of VoiceStream's agreement with the United States Federal Bureau of Investigation (FBI) and Department of Justice (DOJ) governing VoiceStream's storage, use and disclosure of User Data. i3 Mobile acknowledges that as part of a VoiceStream merger, VoiceStream may execute a new agreement with the FBI, DOJ, and/or other government agencies containing further restrictions on User Data (the executed agreement and any future such agreements hereinafter are collectively referred to as "Government Agreements"). i3 Mobile agrees to cooperate in good faith with VoiceStream to enable VoiceStream to comply with the terms of Government Agreements; provided however, if VoiceStream is subject to a requirement or restriction in the Government Agreements that, in order to avoid VoiceStream being in breach of the Government Agreements, would require i3 Mobile to substantially or materially alter the conduct of its business (including without limitation, a material or substantial alteration in the manner in which i3 Mobile stores, uses and discloses User Data), i3 Mobile shall not be obligated to make such alteration. If i3 Mobile elects not to alter the conduct of its business so as to enable VoiceStream to comply with the terms of the Government Agreements, VoiceStream shall have the right, without penalty of any kind, to terminate this Agreement in its entirety upon 10 days written notice to i3 Mobile. Nothing in this Agreement shall make any Government Agreement binding upon i3 Mobile.

        (d) COSTS OF ENABLING COMMUNICATIONS LINKS. Voicestream will maintain at its own expense a frame relay line or like communications service to connect Voicestream's and i3 Mobile's respective networks in primary and backup configurations. Voicestream will be responsible for the management and support of the VoiceStream hardware and network facilities maintaining the connection. Voicestream shall provide and maintain at its cost, mutually agreeable communication protocol(s) for the purposes of providing the Wireless Services to Users. Voicestream agrees to maintain these communications facilities in a manner capable of providing quality service to Users (consideration given to the then effective volume of messages being processed). Voicestream shall provide i3 Mobile on a continuous, no-cost basis two Wireless Devices used by Users registered on the appropriate network(s), for the sole purpose of enabling i3 Mobile to monitor and test the delivery to such units of the Wireless Services provided hereunder.

3. CUSTOMER CARE AND SUPPORT SERVICES. Except as otherwise specifically set forth on Appendix A, during the term of this Agreement i3 Mobile will provide Voicestream with basic support services through its Customer Care area. Voicestream acknowledges that i3 Mobile's support services are owed to Voicestream alone and not Users. Client shall be solely responsible for providing customer service to Users and i3 Mobile will not deal directly with Users.

4. TRADENAMES, TRADEMARKS AND LOGOS. i3 Mobile hereby grants Voicestream the non-exclusive, worldwide, nontransferable, (except as expressly provided hereunder) royalty-free license and right to use and publish in connection with the Wireless Services and promotional materials describing the Wireless Services, the trademarks, trade names and logos now or hereafter owned or used by i3 Mobile which are associated with i3 Mobile or the Wireless Services ("i3 Mobile's Marks") provided such use and publication complies with the applicable guidelines available to Voicestream on i3 Mobile's web site. By use of i3 Mobile's Marks, Voicestream may participate in i3 Mobile's Coop Program as defined, and updated at i3 Mobile's sole discretion, on i3 Mobile's web site. Nothing herein shall be deemed to require that VoiceStream use the i3 Mobile Marks in connection with this Agreement or the Wireless Services.

        (a) RIGHT OF APPROVAL. Voicestream agrees to submit to i3 Mobile a sample of the proposed use of the i3 Mobile Marks on or with the Wireless Services, boxes, containers and/or packaging, and i3 Mobile shall have approved such proposed use in writing prior to any sale of the Wireless Services using such i3 Mobile Marks in the proposed manner or any other public use of the i3 Mobile Marks in the proposed manner by Voicestream. Approval will not be unreasonably withheld, and if i3 Mobile does not provide a written response within ten (10) days of the receipt of such a request, approval shall be considered granted.

        (b) VOICESTREAM'S TRADEMARKS. i3 Mobile acknowledges that all service marks, trademarks, brands, logos and trade names used by Voicestream (collectively the "Voicestream Marks") are the exclusive property of Voicestream. i3 Mobile shall not use any of the Voicestream Marks for any purpose or in any medium without the express prior written consent of Voicestream. i3 Mobile acknowledges that this Agreement does not transfer any rights to use any Voicestream Marks and that this Agreement does not and will not confer any goodwill or other interest in any Voicestream Marks upon i3 Mobile, all rights to which shall remain with Voicestream.

        (c) PUBLICITY. The parties agree to issue a joint press release announcing their relationship pursuant to this Agreement, such press release to be subject to the prior written approval of each party with respect to form, substance and


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timing. In addition, subject to AAA's prior written approval, such approval not to be unreasonably withheld or delayed. In addition, the parties may in their sole discretion elect to work together to issue further publicity and general marketing communications concerning their relationship or other mutually agreed-upon matters, provided, however, that neither party shall have any obligation to do so. Each party acknowledges and represents that, in its judgment, this Agreement is not material within the definition of materiality under applicable securities and other laws and regulations and is not subject to any filing, reporting or any other disclosure requirements under such laws and regulations.

5. TERM. The initial term of this Agreement shall commence upon the date first mentioned above and, unless terminated earlier in accordance with the terms hereof, shall terminate three (3) years following the Effective Date. The Agreement shall automatically renew for additional one (1) year terms unless either party sends written notice of termination to the other at least sixty
(60) days prior to the end of the initial or any renewal term. The Effective Date of the Agreement shall be the date of the launch of the Wireless Services contemplated hereunder.

6. REPORTING AND PAYMENT. Except as otherwise set forth on Appendix A, i3 Mobile will provide Voicestream with an activity report 30 days following the billing date (which is the 20th day of the month) containing a summary review of the Wireless Services, advertisements (if applicable), transactions and Users for the preceding month. i3 Mobile may issue the report in mutually agreed-upon electronic format. Additional reporting information may be made available to Voicestream upon request. The reports will include, among other relevant data, all Users who are active on the last business day of the month without pro rating. Additional reporting requirements can be found in Appendix A; the reporting requirements in Appendix A shall take precedence over those herein. i3 Mobile will issue Voicestream monthly invoices based on these reports. Invoices for the initial payments stated in Appendix A will be issued upon execution of this Agreement. All invoices are due upon receipt and payable within forty-five
(45) days after receipt using a form of payment reasonably acceptable to i3 Mobile. Voicestream agrees to pay i3 Mobile one percent (1%) interest per month on all undisputed overdue amounts. Voicestream shall be liable for all taxes arising out of the operation of this Agreement except for taxes imposed on i3 Mobile's income. Notwithstanding the above, the terms and conditions of this Agreement shall supersede any conflicting or additional terms set forth in any invoice or other materials provided by i3 Mobile to Voicestream, and any preprinted terms or conditions therein shall be null, void and of no effect.

7. I3 MOBILE WARRANTIES AND REPRESENTATIONS.

        (a) TITLE. i3 Mobile warrants that it has all necessary right, power and authority to grant the rights and licenses granted Voicestream hereunder with respect to the Wireless Services and neither the license or use as permitted hereunder will in any way constitute an infringement or other violation of any trademark, copyright, patent, trade secret or other intellectual property right of any third party. i3 Mobile further warrants that the Wireless Services licensed hereunder shall be free and clear of all claims, security interests, liens and encumbrances of any kind.

        (b) INTERNET USE. Except as otherwise expressly provided in this Agreement (including the service level requirements and other terms of Appendix
A), i3 Mobile and its suppliers make no warranties regarding the quality, reliability, timeliness or security of the Wireless Services or the i3 Mobile System or that the Wireless Services, the software or the i3 Mobile System will be uninterrupted or error free.

        (c) DISCLAIMER. EXCEPT AS SPECIFICALLY STATED IN THIS AGREEMENT (INCLUDING APPENDIX A), NEITHER i3 MOBILE NOR ITS CONTENT PROVIDERS MAKE ANY OTHER WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, TIMELINESS, TRUTHFULNESS, SEQUENCE, COMPLETENESS, ACCURACY, FREEDOM FROM INTERUPTION), ANY IMPLIED WARRANTIES ARISING FROM TRADE USAGE, COURSE OF DEALING, OR COURSE OF PERFORMANCE, OR THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND SHALL HAVE NO LIABILITY FOR THE ACCURACY OF, OR FOR DELAYS OR OMISSIONS IN, THE PROVIDED WIRELESS SERVICES.

8. VOICESTREAM WARRANTIES AND REPRESENTATIONS. Voicestream warrants that it will not modify, reformat, redistribute or otherwise disseminate Confidential Information belonging to i3 Mobile except in compliance with the "Confidentiality" Section of this Agreement. The Wireless Services shall not be used by Voicestream for any purpose other than as specifically set forth or contemplated herein. In the event Voicestream becomes aware that any third party is improperly using the Wireless Services, including, without limitation, providing or about to provide the Wireless Services to an unauthorized party, Voicestream shall promptly notify i3 Mobile of the facts of which it is aware in connection with such actual or potential unauthorized use and shall provide i3 Mobile with any documents in its possession with respect to the same. The parties shall cooperate to the fullest extent possible to take all actions necessary to eliminate such unauthorized use as expeditiously as possible. Except as otherwise expressly provided in this Agreement, VoiceStream, its Users, its potential Users and its suppliers make no warranties regarding the quality, reliability, timeliness or security of VoiceStream's hardware and network facilities (including communications links), the VoiceStream corporate web site or any portion thereof, or the Wireless Devices, or that the foregoing will operate uninterrupted or error free. EXCEPT AS SPECIFICALLY STATED IN THIS AGREEMENT APPENDIX A), NEITHER VOICESTREAM, ITS USERS, POTENTIAL USERS OR SUPPLIERS MAKE ANY WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, TIMELINESS, TRUTHFULNESS, SEQUENCE, COMPLETENESS, ACCURACY, FREEDOM FROM INTERUPTION), ANY IMPLIED WARRANTIES ARISING FROM TRADE USAGE, COURSE OF DEALING, OR COURSE OF PERFORMANCE, OR


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THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
AND SHALL HAVE NO LIABILITY FOR THE ACCURACY OF, OR FOR DELAYS OR OMISSIONS IN, ANY MATERIALS PROVIDED TO I3 MOBILE HEREUNDER.

9. INDEMNITY. Each party (the "Indemnifying Party") will upon written request from the other party defend, indemnify and hold harmless the other party (the "Indemnified Party"), and the directors, officers, employees and agents of the Indemnified Party, from and against any and all third party claims, costs, losses, damages, judgments and expenses (including without limitation reasonable attorneys' fees) arising out of or in connection with any third party claim (i) alleging any misuse or unauthorized disclosure of User Data by the other party;
(ii) of misrepresentation, fraud or other misconduct in connection with such party's provision of services or its acts or omissions in connection with this Agreement; or (iii) that any Wireless Services or other services performed by or on behalf of such party in connection with this Agreement contain any material that is unlawful, obscene, or defamatory, or infringes any Intellectual Property Rights or any other rights of any third party. The Indemnified Party agrees that the Indemnifying Party shall have sole and exclusive control over the defense and settlement of any third party claim with respect to which the foregoing indemnity obligations apply. The Indemnifying Party shall not, however, enter into any settlement that adversely affects the Indemnified Party's rights or interests without prior written consent of the Indemnified Party. The Indemnified Party shall promptly notify the Indemnifying Party of any applicable third party claim of which it becomes aware and shall, upon requesting indemnification hereunder: (i) at the Indemnifying Party's expense, provide reasonable cooperation to the Indemnifying Party in connection with the defense or settlement of any such claim and (ii) at the Indemnified Party's expense, be entitled to participate in the defense of any such claim.

10. LIMITATION OF LIABILITY. Except as expressly provided herein, in no event shall either party be liable to anyone for any delays, inaccuracies, errors or omissions with respect to the Wireless Services or the transmission or delivery of all or any parts thereof. EXCEPT TO THE EXTENT THE SAME ARISE OUT OF EITHER PARTY'S INDEMNIFICATION OBLIGATIONS OR BREACH OF NONDISCLOSURE, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER (A) FOR ANYINDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION AND THE LIKE), OR ANY OTHER DAMAGES ARISING IN ANY WAY OUT OF THE AVAILABILITY, USE, RELIANCE ON, OR INABILITY TO USE WIRELESS SERVICES OR OTHERWISE RELATING TO EITHER PARTY'S PERFORMANCE HEREUNDER, EVEN IF THE RESPONSIBLE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT OR OTHERWISE; OR (B) FOR ANY CLAIM ATTRIBUTABLE TO ERRORS, OMISSIONS, OR OTHER INACCURACIES IN ANY INFORMATION. EXCEPT WITH RESPECT RELATING TO INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT, INDEMNIFICATION OBLIGATIONS OR BREACH OF CONDIDENTIALITY OBLIGATIONS, THE MAXIMUM LIABILITY OF EACH PARTY TO THE OTHER AND THE EXCLUSIVE REMEDY AVAILABLE TO EACH PARTY IN CONNECTION WITH THIS AGREEMENT SHALL BE TO RECOVER NO MORE THAN THE CUMULATIVE AMOUNTS THEN PAID BY VOICESTREAM TO I3 MOBILE UNDER THIS AGREEMENT, AND/OR TO RECEIVE EQUITABLE RELIEF, AND/OR TO TERMINATE THIS AGREEMENT IN ACCORDANCE WITH THE TERMS HEREOF.

11. BREACH AND TERMINATION. If either party is in breach or default of any material term, condition, or covenant of this Agreement, then the non-breaching party shall give the other party written notice of such breach or default. If such breach or default shall continue for ten (10) days after the non-breaching party gives the other party written notice, then in addition to all other rights and remedies of law or equity or otherwise, the non-breaching party may cancel this Agreement without any charge, obligation, or liability whatsoever except as set forth below. Upon any termination or expiration of this Agreement for any reason, all rights and obligations of the parties under this Agreement shall be extinguished except as to the payment for Wireless Services already received and accepted by Voicestream and except for the obligations set forth in Sections 2(c), 9, 10, 11,12, 13, 16 and 17, which rights and obligations shall survive the termination of this Agreement. In the event of any termination or expiration of this Agreement, i3 Mobile will provide such transition support for Users as is reasonably requested by VoiceStream (e.g., assembly and transfer of User Data to the extent authorized by applicable data privacy policies, laws and regulations) in order to facilitate the orderly completion of the Wireless Services under this Agreement.

12. CONFIDENTIALITY. Any information of one party, whether business or technical information, written, oral, or otherwise (collectively "Confidential Information"), furnished to the other under this Agreement or in contemplation hereof shall remain the property of the disclosing party. At the disclosing party's request, the receiving party shall return promptly all copies in written, graphic or other tangible form of such Information. The parties agree to keep all Confidential Information confidential unless such party had previous knowledge and had no obligation to keep it confidential, i3 Mobile has subsequently made it public or a third party has lawfully made it public. The parties shall only use Confidential Information for the purpose of providing Wireless Services under this Agreement.

13. RECORD; AUDIT RIGHTS. i3 Mobile shall maintain accurate and complete records specifically relating to the Services provided hereunder in accordance with generally accepted accounting principles and practices, consistently applied. Upon reasonable prior written notice at any time during the Term or for a period of one (1) year thereafter but no more than once during any twelve (12) month period, Voicestream and its representatives shall have the right during normal business hours and at Voicestream's expense to examine and make copies and extracts from the books and records of i3 Mobile relating to the Wireless Services and Users for the purpose of verifying the accuracy of statements and payments and the performance of i3 Mobile's obligations hereunder. If such examination or audit establishes that there has been an overpayment of any amounts due, i3 Mobile shall, within 20 days, refund the amount of the overpayment.

14. FORCE MAJEURE. Notwithstanding anything herein to the contrary, i3 Mobile or Voicestream shall not be required to perform or observe their respective obligations in this Agreement (except for obligations to make payments) if prevented or hindered from doing so by any circumstances beyond their reasonable control; provided, however, that, as to any and all such circumstances, the party subjected thereto will pursue with reasonable diligence the avoidance or removal of such delay if reasonably feasible.

15. ASSIGNMENT. Neither party may assign this Agreement, either voluntarily or by operation of law, without the prior written consent of the other. In the event of a consolidation or merger, i3 Mobile may assign this Agreement to its successor in interest provided that such successor undertakes and, in VoiceStream's reasonable judgment, is able to fulfill all of i3 Mobile's obligations hereunder. In addition, VoiceStream may assign its rights and obligations hereunder without obtaining i3 Mobile's consent to (i) any corporation, partnership, limited liability company or other person or entity resulting from any merger or other reorganization to which it is a party; (ii) any corporation, partnership, limited liability company, or other person or entity to which it may transfer all or substantially all of its assets or business existing at such time; or (iii) any corporation, partnership, limited liability company, or other person or entity which controls, is controlled by, or under common control with it.

16. CHOICE OF LAW. This Agreement will be controlled by the laws of the State of New York without regard to its conflict of laws rules.

17. ENTIRE AGREEMENT. This Agreement represents the entire understanding between the parties and supersedes all previous agreements and understandings, written or oral, which may have been entered into prior to the date of execution hereof. In the event of a conflict between the terms of this Agreement and any contained on Voicestream's purchase order(s), if any, the terms of this Agreement shall prevail. This Agreement shall not be altered except by written agreement executed by the parties hereto. No waiver by either party of any breach or default hereunder shall be deemed to be a waiver of any preceding or subsequent breach or default. This Agreement shall not be effective until executed by an authorized officer of each party. Except to the extent expressly provided herein, no provision of this Agreement will be construed as conferring upon any third party any rights, benefits, obligations, or duties under this Agreement.

18. ADDITIONAL DOCUMENTS OR ACTS. The parties hereby agree for themselves and their successors and assigns to execute any documents and perform any acts which may be necessary and proper to carry on the purposes of this Agreement.

SIGNATURE PAGE TO FOLLOW


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IN WITNESS WHEREOF the parties have executed this Agreement as of the date(s)
set forth below


I3 MOBILE, INC.                                           VOICESTREAM WIRELESS CORPORATION


BY: /s/ Stephen G. Maloney                                BY: /s/ Cole J. Brodmin
    ---------------------------------                         ---------------------------------



NAME: Stephen G. Maloney                                   NAME: Cole Brodman
     --------------------------------                          --------------------------------



TITLE: President & CEO                                     TITLE: VP Technology Development
      ------------------------------                            -------------------------------



DATE: November 20, 2000                                    DATE: December 4, 2000
     -------------------------------                            -------------------------------


APPENDIX A
Wireless Services and Additional Support Services
Description and Fees
I.      LEGACY TIER
A.      Basic Service

There are currently approximately 580,000 Users (both pre-pay and post-pay) subscribed to VoiceStream East's (formerly Omnipoint) Basic Information Services subscription plan ("Basic Service"). These users receive a FREE information service from ONE of the following choices: FOX News Headlines, FOX Business News, FOX Sports, or TVGen's Daily Dish.

The Basic Service shall continue to be provided to these Users from September 1, 2000 until August 31, 2001 under the following terms:

$0.15 per user per month cost to VoiceStream for up to 200,000 Users effective as of September 1, 2000. Basic Service message delivery will be limited to 2 messages per day per User, not including breaking news. The remaining 380,000 Users of the Basic Service will continue to be billed at $0.10 per User per month with the associated $0.10 per User per month credit through the first six
(6) months from the signing of this contract. The parties will use their best efforts to work together to verify the accuracy of the user base for the Basic Service, and take the appropriate action; that is, remove the User from the Basic Service (churn off all i3 Mobile service), or transition the User to the Portal Tier. Such effort shall be completed on the date that is six (6) months from the signing of this contract.

On the day following six (6) months from the Effective Date, all remaining users of the Basic Service will be billed to VoiceStream each month at $0.15 per user through August 31, 2001.

The parties shall work together to migrate all of the Users of the Basic Service to the Portal Tier, as described below. Should there be any remaining Users on the Basic Service after August 31, 2001, the Basic Service shall continue under the following terms:

$0.10 per User per month cost to VoiceStream message delivery will be limited to 2 messages per day per user, not including breaking news.
B. Value, Advanced, Custom and Premium Services (hereinafter referred to as "Advanced Packages")

The following packages are currently subscribed to by VoiceStream East customers:

The Value Package includes the Basic Service, plus one additional content selection (4,855)
The Advanced Package includes the Basic Service, plus two
additional content selections (15,117)
The Custom Packages includes one of the following Information Services
 Packages: (490)
Fox News Package
Pro and College Sports (choice of 4 teams)
Entertainment Package
Business Package
The Premium Package or Financial Reporter package (5 publicly traded companies)
 (201)
Single Service Selections (above the Basic Service)

The parties will use their best efforts to work together to verify the accuracy of the user base for the Advanced Packages. Both parties will take the appropriate action to remove the User from the service (churn off all i3 Mobile service) or transition the user to the Portal Tier. The parties will use their best efforts to communicate with these subscribers regarding a transition from these services to the Portal Tier. All Users shall be transitioned from these services to the Portal Tier, or churned, in three (3) months from the signing of the contract.

Upon launch of the new Portal Tier (anticipated mid-November 2000) the associated portal pricing will be in effect. As such, no additional fees shall be charged to VoiceStream for the continuation of these Advanced Packages during the migration process to the new portal. C. On-Demand Services

On-demand services shall be billed to VoiceStream, as defined in the Portal Tier, beginning on the Effective Date.

All VoiceStream customers with mobile-originating SMS (Short Message Service) bearer capability shall have access to this feature. No transition from Legacy to Portal Tier is envisioned.

D.      Billing Terms

The invoice will be mailed within 30 days of the bill date. The bill date is the 20th of the month.

II.     PORTAL TIER

The portal and its associated push and pull content shall be delivered to VoiceStream in two phases, with the following defined functionality:

A.      Phase 1 (approximately November 1, 2000)


HTML Viewable and One-Way SMS Alert Content


 Category         Service                          HTML Viewable         One-Way SMS Description
------------------------------------------------------------------------------------------------------------
 News           Finance News Briefs               Yes                   Up to two timed alerts per category.

                --------------------------------------------------------------------------------------------
                AP Top US News                    Yes                   Up to two timed alerts per category.

                --------------------------------------------------------------------------------------------
                AP Top Business News              Yes                   Up to two timed alerts per category.

                --------------------------------------------------------------------------------------------
                AP Top Technology News            Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                Central & South American News     Yes                   Up to two timed alerts per category
                --------------------------------------------------------------------------------------------
                European News                     Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                Asian News                        Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                African News                      Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                Middle East News                  Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                Baseball News                     Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                Football News                     Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                Basketball News                   Yes                   Up to two timed alerts per category
                --------------------------------------------------------------------------------------------
                Hockey News                       Yes                   Up to two timed alerts per category
                --------------------------------------------------------------------------------------------
                College Sports News               Yes                   Up to two timed alerts per category
                --------------------------------------------------------------------------------------------
                Tennis & Golf News                Yes                   Up to two timed alerts per category
                --------------------------------------------------------------------------------------------
                TV News                           Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                Movie News                        Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                Music News                        Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                 Book News                        Yes                   Up to two timed alerts per category.
                --------------------------------------------------------------------------------------------
                Health and Medical News           Yes                   Up to two timed alerts per category.
------------------------------------------------------------------------------------------------------------
 Sports         National Football League          Yes                   End of game score(s), end of period
 Results                                                                score(s) for up to two teams.
                --------------------------------------------------------------------------------------------
                Major League Baseball             Yes                   End of game score(s), end of period
                                                                        score(s) for up to two teams.
                --------------------------------------------------------------------------------------------
                National Basketball Association   Yes                   End of game score(s), end of period
                                                                        score(s) for up to two teams.
                --------------------------------------------------------------------------------------------
                Women's National Basketball       Yes                   End of game score(s), end of period
                Association                                             score(s) for up to two teams.
                --------------------------------------------------------------------------------------------
                National Hockey League            Yes                   End of game score(s), end of period
                                                                        score(s) for up to two teams.
                --------------------------------------------------------------------------------------------
                NCAA Football                     Yes                   End of game score(s), end of period
                                                                        score(s) for up to two teams.

                --------------------------------------------------------------------------------------------
                NCAA Hockey                       Yes                   End of game score(s), end of period
                                                                        score(s) for up to two teams.

                --------------------------------------------------------------------------------------------
                Men's NCAA Basketball             Yes                   End of game score(s), end of period
                                                                        score(s) for up to two teams.
                --------------------------------------------------------------------------------------------
                Tennis                            Yes                   Not Available
                --------------------------------------------------------------------------------------------
                Golf                              Yes                   Not Available
------------------------------------------------------------------------------------------------------------
 Finance        Stock Quotes (Including Mutual    Yes, up to 10         Maximum of 10 delayed stock quote
                Funds)                            ticker symbols.       alerts.
                                                  Quotes delayed up     Triggers-Higher Than
                                                  to 10 minutes.        Triggers-Lower Than
                                                                        Triggers-Volume
                                                                        Triggers-$ Increase
                                                                        Triggers-$ Decrease
                                                                        Triggers-% Increase
                                                                        Triggers-% Decrease
                --------------------------------------------------------------------------------------------
                Research Links - www.cnbc.com,    Yes                   Not available
                www.bloomberg.com,
                www.cbs.marketwatch.com,
                www.thestreet.com,
                www.hoovers.com
                --------------------------------------------------------------------------------------------
                Company News                      Yes                   Not Available
                --------------------------------------------------------------------------------------------
                Market Indices - DJIA, NASDAQ,    Yes                   Two timed alerts per index
                                S&P 500, Russell 2000
------------------------------------------------------------------------------------------------------------

 Category         Service                          HTML Viewable         One-Way SMS Description
------------------------------------------------------------------------------------------------------------
 Entertainment  Horoscopes                        Yes, up to two        Two timed alerts for up to two
                                                  astrological signs    signs.
                --------------------------------------------------------------------------------------------
                Lottery Results                   Yes, all games for    Three timed alerts for three
                                                  three states          states
                --------------------------------------------------------------------------------------------
                Joke of the Day                   Yes                   One daily timed alert
                --------------------------------------------------------------------------------------------
                This Day in History               Yes                   One daily timed alert
                --------------------------------------------------------------------------------------------
                Quote of the Day                  Yes                   One daily timed alert
                --------------------------------------------------------------------------------------------
                Soap Opera Updates                Yes, choose 3 soaps   3 daily timed alerts
                --------------------------------------------------------------------------------------------
                Movie Reviews                     Yes                   One daily timed alert
                --------------------------------------------------------------------------------------------
                Celebrity Birthdays               Yes                   One daily timed alert
------------------------------------------------------------------------------------------------------------
 Weather        US City Forecast                  3 day forecasts by    One timed forecast by city or zip
                                                  city for zip code     code.
                                                  for up to 2 cities
------------------------------------------------------------------------------------------------------------
 Search         Info USA People Search            Yes                   Not Available
                --------------------------------------------------------------------------------------------
                Info USA Business Search          Yes                   Not Available
                --------------------------------------------------------------------------------------------
                Info USA Yellow Pages Search      Yes                   Not Available
------------------------------------------------------------------------------------------------------------
 Product/       Barpoint                          Yes                   Not Available
 Price
 Comparision
------------------------------------------------------------------------------------------------------------

Two-Way SMS (On-Demand Content)

On launch of the VoiceStream SMS Portal product, i3 Mobile shall deliver the following pull (on-demand) content to VoiceStream customers:

        Joke of the Day
        Today in History
        Quote of the Day
        Daily Trivia Questions and Answers
        Lottery Results
        Soap Opera Updates
        Celebrity Birthdays
        Real-time Stock Quotes
        Weather Forecasts
        Sports Scores
        Ski Condition Reports
        U.S. News Headlines
        Business News Headlines
        International Headlines
        Sports Headlines
        Entertainment Headlines
        Technology Headlines
        Flight Information (arrival only)
B.      Phase 2: Three (3) months from launch

For Phase 2 of the VoiceStream SMS Portal Product, i3 Mobile shall deliver the following HTML, pull (on-demand) content, and portal look and feel enhancements to VoiceStream customers.


HTML Viewable and One-Way SMS Alert Content


 Category         Service               HTML        One-Way SMS                             Pricing
---------------------------------------------------------------------------------------------------------------
                 End user will be able to choose an unlimited number of sports teams instead of a limit of two teams per league.
---------------------------------------------------------------------------------------------------------------
Sports Results   Major League Soccer     Yes        End of game score(s), end of period     No extra
                                                    score(s) for up to two teams.           subscription
                                                                                            charge

 Category         Service               HTML         One-Way SMS                            Pricing
------------------------------------------------------------------------------------------------------------
                 Auto Racing - Busch     Yes        Beginning, middle and end of races      No extra
                 Car, Championship                  for one category                        subscription
                 Auto Racing,                                                               charge
                 Craftsman Truck,
                 Formula One, Indy
                 Racing League,
                 Winston Cup Series
                 ----------------------------------------------------------------------------------------------
                 Canadian Football       Yes        End of game score(s), end of period     No extra
                 League                             score(s) for up to two teams.           subscription
                                                                                            charge

                 ----------------------------------------------------------------------------------------------
                 Minor League Baseball   Yes        End of game score(s), end of period     No extra
                                                    score(s) for up to two teams.           subscription
                                                                                            charge

                 ----------------------------------------------------------------------------------------------
                 Minor League Hockey     Yes        End of game score(s), end of period     No extra
                                                    score(s) for up to two teams.           subscription
                                                                                            charge

                 ----------------------------------------------------------------------------------------------
                 Women's NCAA            Yes        End of game score(s), end of period     No extra
                 Basketball                         score(s) for up to two teams.           subscription
                                                                                            charge

                 ----------------------------------------------------------------------------------------------
                 Tennis                  Yes        Top three seeds - match finals and      No extra
                                                    championship finals                     subscription
                                                                                            charge

                 ----------------------------------------------------------------------------------------------
                 Golf                    Yes        End of round and final tournament       No extra
                                                    results for LGA, LPGA or both           subscription
                                                                                            charge
---------------------------------------------------------------------------------------------------------------
PIM              Email, Address Book     Yes        Yes                                     TBD (need
                                                                                            more
                                                                                            information
                                                                                            from
                                                                                            VoiceStream)

                 ----------------------------------------------------------------------------------------------
                 Calendar (with          Yes        Yes                                     TBD (need
                 synchronization with                                                       more
                 Microsoft Outlook)                                                         information
                                                                                            from
                                                                                            VoiceStream)
---------------------------------------------------------------------------------------------------------------
Finance          Access to currency      Yes        Not available                           No extra
                 conversion site                                                            subscription
                                                                                            charge

                 ----------------------------------------------------------------------------------------------
                 Top 10 most active      Yes        User will receive alert on top 10       No extra
                 stocks on NASDAQ                   most active stocks (with current        subscription
                 and/or NYSE - lists                price and price change) for the NYSE    charge
                 current price and                  and/or NASDAQ at 4pm EST
                 price change
---------------------------------------------------------------------------------------------------------------
Map and          Access to MapQuest      Yes        Not available                           No extra
Directions                                                                                  subscription
                                                                                            charge
---------------------------------------------------------------------------------------------------------------
Entertainment    Access to TV Listings   Yes        Not available                           No extra
                                                                                            subscription
                                                                                            charge
---------------------------------------------------------------------------------------------------------------


Two-Way SMS (On-Demand Content)


Flight Information (departures)
Company News

Portal Look and Feel Changes

DEFAULT SETTINGS

Personalized default settings will be set up when customer first sets up My InfoStream page based on information passed from VoiceStream to i3 Mobile:

Weather based on zip code
Horoscope based on birth date
Lottery based on zip code

Other default settings:

Scoreboard module - will be populated with scores for teams in season. Entertainment module - will be populated with text for customer's choices. For example, if customer chooses the Joke of the Day, that Joke will appear on his My InfoStream page. In first phase, he needs to click on link to view Joke.

GRAPHICS

i3 Mobile will work with VoiceStream's creative agency of choice in order to add icons next to all categories on the portal and generally try to make the site more appealing.

NEWS MODULE

Add Java script so that option to set up wireless alerts doesn't appear until customer chooses News category for HTML. For example, if a customer has not yet populated a radio button for News Briefs, the drop down menu for setting News Briefs wireless alerts will be hidden. Once the customer chooses a category for HTML set-up, then the wireless alert option will appear. C. Additional Content and Application Development

Following the launch (Phase 1) and Phase 2 work as outlined above, i3 Mobile agrees to provide the services that are mutually agreed upon and described below, or other services not yet defined by VoiceStream, in a form to be mutually agreed upon ("Work Order"). Such Work Orders shall include the Specifications for the services to be performed and the deliverables or other materials to be produced, the schedule for completion of each of the foregoing, the applicable fixed price or time and materials charges, and any additional terms the parties mutually agree to include. Each Work Order shall be effective, incorporated into and form a part of this Agreement when duly executed by both parties. If there is a conflict between this Agreement and any Work Order, the terms of the Work Order will govern the provision of the services involved. With respect to the initiation and evaluation of proposed Work Orders hereunder, the parties agree that: (a) within fifteen (15) business days after receipt of an VoiceStream request, i3 Mobile shall provide a written response containing an estimate of the number of hours required for modification, development or creation of the requested deliverable(s) (including identification of any VoiceStream features), resulting total fees under any resulting Work Order, and the total hardware, software and other system costs; and (b) VoiceStream and i3 Mobile shall use good faith efforts to resolve any disagreements as to the terms of any proposed Work Order and to obtain execution by both parties within five
(5) Business Days after receipt by VoiceStream of the written response from i3 Mobile. Two months following the execution date of this Agreement, i3 Mobile and VoiceStream will make commercially reasonable best efforts to come to terms on the following list of content and applications being requested by VoiceStream. Specifications and project plan for the products outlined below will be determined at that time.

HTML Viewable and One-Way SMS Alert Content

 Category         Service               HTML                   One-Way SMS                    Pricing
---------------------------------------------------------------------------------------------------------------
Travel           Flight Information    User can check status   User can enter flight
                                       of flight from HTML     information and receive
                                       page                    alert if flight is
                                                               delayed or gate changes
---------------------------------------------------------------------------------------------------------------
Finance          Total Portfolio       User can set up         User can receive end of
                 calculator            tickers in his/her      day portfolio total
                                       portfolio and view
                                       status of the overall
                                       portfolio
---------------------------------------------------------------------------------------------------------------
Entertainment    Horoscopes            Chinese horoscope,      Two timed alerts for up
                                       biorhythm,              to two signs.
                                       predictions (crystal
                                       ball), numerology,
                                       compatibility
                                       indexes, date guides,
                                       dream analysis
---------------------------------------------------------------------------------------------------------------
Traffic          Link to traffic       Yes                     User chooses desired
                 report for all                                streets and highways
                 major cities                                  and receives alert on
                                                               traffic conditions for
                                                               that route at
                                                               designated time
---------------------------------------------------------------------------------------------------------------

Two-Way SMS (On-Demand Content)


Two-way fully integrated into portal - user will be able to access profiled financial portfolio with one portfolio keyword
Currency converter - user can enter dollar amount in one exchange and received dollar amount in desired currency
Reverse White and Yellow Page Lookups
Top 10 most active stocks on the NASDAQ or NYSW - list price and price change Bar Point price comparison information
Maps
Directions
Traffic
Taxi Service Information and Locator
TV listings
Movie listings
Concert information

Sporting event information
Games (hangman, who am I, eight ball, adventure)

Portal Look and Feel Changes

SPORTS MODULE

Links to tournament graphs will be added for each sport. For example, below the Tennis category, a customer will be able to click on a link and view the line-up for Wimbledon.

REST OF NEWS STORY - HTML
When customer views news story (all types), a link will be added at the end in order for the customer to view the rest of the article.

D.      Third Party Content Provider Integration

During the term of this agreement, VoiceStream may request i3 Mobile to integrate into the SMS Portal and host content feeds, applications, and other mobility services. i3 Mobile agrees to provide such integration in a form to be mutually agreed upon ("Work Order"). Such Work Orders shall include the Specifications for the services to be performed and the deliverables or other materials to be produced, the schedule for completion of each of the foregoing, the applicable fixed price or time and materials charges, and any additional terms the parties mutually agree to include. Each Work Order shall be effective, incorporated into and form a part of this Agreement when duly executed by both parties. If there is a conflict between this Agreement and any Work Order, the terms of the Work Order will govern the provision of the services involved. With respect to the initiation and evaluation of proposed Work Orders hereunder, the parties agree that: (a) within five (5) business days after receipt of an VoiceStream request, i3 Mobile shall provide a written response containing an estimate of the number of hours required for modification, development or creation of the requested deliverable(s) (including identification of any VoiceStream features), resulting total fees under any resulting Work Order, and the total hardware, software and other system costs; and (b) VoiceStream and i3 Mobile shall use good faith efforts to resolve any disagreements as to the terms of any proposed Work Order and to obtain execution by both parties within five
(5) Business Days after receipt by VoiceStream of the written response from i3 Mobile.
E.      Portal Tier Terms

The following terms for the Portal Tier shall apply:

Portal and SMS Push Content Fees

a one time fee of $100,000 shall be paid by VoiceStream to i3 Mobile for the mutually agreed upon design, development and integration for the portal. VoiceStream agrees to pay i3 Mobile a monthly minimum of users upon the Effective Date and SMS Push content as follows:
Months 1 through 4 - 100,000 Users @ .25/Users=$25,000 per month OR Actual number of Users (whichever is greater) at tiered pricing threshold shown below. Months 5 and 6 - 150,000 Users @ $.25/User = $37,500 OR Actual number of Users (whichever is greater) at tiered pricing threshold shown below.

Months 6 and beyond - 200,000 Users @ $.25/User = $50,000 OR Actual number of Users (whichever is greater) at tiered pricing threshold shown below.

the monthly User fees paid by VoiceStream to i3 Mobile for the portal and SMS Push content shall follow the schedule outlined below:

           -----------------------------------------------------------------------------
           Number of Users                    Fee (per month per User)
           =============================================================================
           1-500,000                          $0.25
           500,001-1,000,000                  $0.23
           1,000,001-2,000,000                $0.20
           2,000,001-3,000,000                $0.18
           >3,000,000                         $0.15
           -----------------------------------------------------------------------------


the schedule shall be "step function"; that is, if VoiceStream has 1,100,000 Users signed up for the SMS Portal Product, the following fees shall be paid:
500,000 Users at $0.25 each, 500,000 Users at $0.23 each, and 100,000 Users at
$0.20 each.
these fees INCLUDE the development and implementation of two additional content services per calendar quarter. The content services to be added are to be mutually agreed upon during the term of this agreement. New content services that are mutually agreed upon may require an increase in the monthly subscriber fee depending upon the nature and cost of the content. i3 Mobile will use commercially reasonable efforts to work with VoiceStream to incorporate new content that will add subscriber value with little or no incremental fees to VoiceStream. Some content services may be treated as separate applications that are billed outside of the fees above. Pricing and other terms to be negotiated at that time. i3 Mobile and VoiceStream will also work to create and incorporate new content and applications over the term of the agreement that can be subsidized through other means (for example, sponsorships, advertising, and commerce applications) where feasible.

SMS Pull Content Fees

VoiceStream shall pay i3 Mobile $0.07 (seven cents) per pull transaction these fees INCLUDE the development and implementation of two additional content services per calendar quarter. The content services to be added are to be mutually agreed upon during the term of this agreement. New content services that are mutually agreed upon may require an increase in the monthly subscriber fee depending upon the nature and cost of the content. i3 Mobile will use commercially reasonable efforts to work with VoiceStream to incorporate new content that will add User value with little or no incremental fees to VoiceStream. Some content services may be treated as separate applications that are billed outside of the fees above. Pricing and other terms to be negotiated at that time. i3 Mobile and VoiceStream will also work to create and incorporate new content and applications over the term of the agreement that can be subsidized through other means (for example, sponsorships, advertising, and commerce applications) where feasible.

E.      Provisioning and Deprovisioning SMS Portal Services

The following processes and supporting interfaces shall be functional for Portal Tier service launch:

Activation of a New Customer: an interface to support the provisioning of a new customer onto the SMS Portal Service. This provisioning will occur during customer sign-up via the web; provisioning will be supported via an HTTP URL, with parameters including first name, last name, username, password, birthday, and zipcode.
Deactivation of an Existing Customer: an interface to support the removal of a customer from the SMS Portal Service.

Both parties shall make commercially reasonable efforts to come to agreement on provisioning/deprovisioning requirements for these processes no later than five
(5) days following the date of this contract. i3 Mobile shall implement the service provisioning/deprovisioning interface no later than fifteen (15) days after both parties have agreed upon the requirements for the process.

F.      Reporting

All data files shall be transferred to VoiceStream twice a month on dates to be mutually agreed upon between i3 Mobile and VoiceStream The data shall be transferred to VoiceStream via FTP to a file location to be mutually defined. All data shall be indexed by MSISDN, tab delimited, separated by carriage return.

i3 Mobile will use commercially reasonable best efforts to come to terms with VoiceStream and prepare a specification and associated timeline to incorporate the following reporting, at no cost to VoiceStream, by the end of the first quarter of 2001.

The data reported shall include the user profile, user defined HTML display and content and the total alert list with alerting schedule and content descriptions as indicated within this section.

Phase I

As of the commercial launch, i3 Mobile will use commercially reasonable best efforts to work with Voicestream to make the following reporting available twice a month on dates to be mutually agreed upon between i3 Mobile and VoiceStream:

A report listing each mobile phone number and the associated profile information with that number including:

First Name
Last Name
Time Zone
Alerts selected (i.e. News Headlines, Sports Scores, etc.)

i3 Mobile shall also provide a daily file including the MSISDN and all "pulled" messages for that mobile number in order for VoiceStream to charge customers for two-way content.

i3 Mobile shall provide the flexibility to differentiate between the following On-Demand/Pull queries:

US City Weather Forecast
Flight Information
Stock Quote Alert

All other two-way content listed below will need to be priced at the same level as i3 Mobile cannot differentiate between them at this time. For example, i3 Mobile would not be able to report to VoiceStream how many people "pulled" US News versus how many "pulled" Sports Scores.

US News Headlines
Business News Headlines
International Headlines
Sports Headlines
Technology Headlines
Entertainment Headlines
Sports Scores
Ski Condition Reports
Lottery Results (1 State)
Joke of the Day
This Day in History
Quote of the Day
Soap Opera Updates
Celebrity Birthdays
Daily Trivia
Phase II

i3 Mobile will use commercially reasonable best efforts to work with Voicestream to produce a project plan for incorporating the following reporting by the end of the first quarter of 2001:
USER PROFILE
First Name
Last Name
Mobile Phone Number
Time Zone
Street Address
City
State/Province
ZIP/Postal Code
Country

Note, other optional fields may be added to this list as VoiceStream and its vendor work in partnership to define the registration process, and other data elements necessary for VoiceStream support of user personalization of the portal.
HTML PORTAL

HTML Display

Indicate the order and the column side for each content subject using the following format.
(ABC)
A = the order from top to bottom. 1 = item at top of column, 2 = second item down in column, etc.
B = R or L depending on if the topic is displayed on the left or right column C = N or W depending on if the topic is displayed as a Narrow or Wide column

HTML Content

All relevant hit and frequency data for each content category.

SMS ALERT DATA

Alert Schedule or Trigger

All relevant trigger and alert schedules by user, and in summary data.

Alert Content

All relevant Alert delivery frequency and distribution by user and in summary data.

Billing Feed

i3 Mobile will use commercially reasonable best efforts to work with Voicestream to produce a project plan for incorporating the following billing feed requirements by the end of the first quarter of 2001:

i3 Mobile shall provide daily bill detail for each customer. This data will be provided to VoiceStream for customer review on the MyVoiceStream.com web site, as well as input to VoiceStream's rating/billing subsystems for presentation on the customer's bill.

i3 Mobile shall send a daily file to VoiceStream containing MSISDN, On-Demand/Pull Category and frequency of On-Demand/Pull queries.

i3 Mobile shall provide the flexibility to differentiate between On-Demand/Pull queries allowing for category based pricing models, i.e. A Sports On-Demand Pull query would cost $.25, A Weather On-Demand Pull query would cost $.35.

i3 Mobile shall provide the ability to aggregate On Demand-Pull and Push Alerts bill detail per MSISDN, allowing for the customer to view balance in real time via an HTML site.

i3 Mobile shall provide the flexibility to differentiate between Push Alerts allowing for product based pricing models.

i3 Mobile shall be able to determine the location per SMS (either On Demand-Pull or Push Alerts) and classify that with a specific pricing model.

H.      Co-operative Marketing & Advertising Program

i3 Mobile will provide VoiceStream with $300,000 in Market Development Program funds (MDP) over the term of the agreement ($100K annually) to be used by VoiceStream for marketing and advertising of i3 Mobile/VoiceStream SMS Portal Services. Specific guidelines for the use of MDP funds include:

Create greater VoiceStream customer awareness of services Powered by i3 Mobile in concert with Voicestream marketing programs

Accelerate penetration of VoiceStream user base through promotion of services Powered by i3 Mobile
Drive VoiceStream user and subscription growth, thus increase revenues through focused application of MDP funds
Create deeper partnership with VoiceStream
The Powered by i3 Mobile logo must be prominent in all marketing and advertising creative.

Additionally, VoiceStream agrees to:

allow i3 Mobile to actively participate in the planning and execution of VoiceStream marketing/advertising efforts of services Powered by i3 Mobile, subject to VoiceStream's final decision-making authority reasonably collaborate on all marketing/advertising programs with i3 Mobile submit supporting documentation (e.g. sample creatives, vendor invoice, VoiceStream invoice, etc.) to request payment by i3 Mobile upon full execution of all marketing programs; i3 Mobile will pay VoiceStream the applicable MDP funds within 45 days of its receipt of such supporting documentation
I.      Advertising and e-Commerce Revenues

The split of net proceeds per month of any advertising and e-Commerce revenues shall be 40% to VoiceStream, and 60% to i3 Mobile.
All advertising to VoiceStream customers, including HTML banner and SMS, must be approved by VoiceStream. All advertising and e-commerce opportunities will be mutually agreed upon by i3 Mobile and VoiceStream.

J.      Development & Training Resources

At VoiceStream's request, i3 Mobile will provide developer resources to VoiceStream as necessary to support the design, development and commissioning of additional services beyond those agreed to above. [Note, the two additional push and pull services per quarter are not included activities of these dedicated VoiceStream resources.]
The cost to VoiceStream for requesting this capability is $13,000 per person/month. The number of development personnel shall be mutually agreed to by both VoiceStream and i3 Mobile. i3 Mobile retains the right to determine how best to engage these resources for VoiceStream's projects.
Customer Care training by i3 Mobile personnel (to the extent requested by VoiceStream) shall cost $1,200 per day per trainer, plus approved expenses in accordance with VoiceStream's standard expense reimbursement policies.

K.      Tier 2 Customer Care Support

i3 Mobile will provide to VoiceStream a Tier 2 customer service support option. VoiceStream Customer Care Representatives will have access to i3 Mobile Customer Service representatives to aid in the troubleshooting of customer problems with the SMS Portal service. The cost to operate this customer service option is at i3 Mobile's expense. i3 Mobile will provide this support option to VoiceStream Monday through Friday from 8:30am EST to 8:30pm EST. i3 Mobile's operations department is available 7 days a week, 24 hours a day; however, although i3 Mobile will use commercially reasonable efforts to do so, it does not guarantee a response to VoiceStream customer care reps during the following hours:

Weekdays: Monday through Friday from 8:30pm EST through 8:30am EST (5:30 pm PST through 5:30 am PST)
Weekends: Friday, 8:30pm EST through Monday 8:30am EST (Friday 5:30 pm PST through Monday 5:30 am PST).

Should VoiceStream's Customer Care Representatives need additional support, both parties will renegotiate the customer care support terms outlined above.


III.    Service Levels

i3 Mobile shall provide services that meet the following up-time requirements:

i3 Mobile will provide service availability of 99.0% (herein defined as the Service Threshold) up time, on an aggregated basis that includes all services, excluding only scheduled maintenance (as described in the following paragraph). Service downtime and Cure Periods (as defined below) will be measured on a calendar month basis.

In the event VoiceStream provides notification of a Severity 1 incident, service downtime with respect to such incident will be measured from the time i3 Mobile receives such notification until the incident is cured provided that VoiceStream provides i3 Mobile with a dedicated technical resource who will serve as a primary contact until the problem is resolved.

In the event VoiceStream provides written notification of a Severity 2 incident, i3 Mobile shall have three (3) calendar days (the "Cure Period") to cure such incident. If a Severity 2 incident is not cured within the applicable Cure Period, then service downtime will be measured from the time i3 Mobile receives notification of such incident until the incident is cured provided that VoiceStream provides i3 Mobile with a dedicated technical resource who will serve as a primary contact until the problem is resolved. If i3 Mobile cures a Severity 2 incident within the Cure Period, then no downtime will be taken into account with respect to such incident for purposes of determining actual service availability for such month. Downtime shall not include scheduled maintenance periods, which shall last no longer than four (4) hours of weekly maintenance scheduled on Sunday morning from midnight until 4 a.m. plus an additional four
(4) hours per week upon three (3) days notice to VoiceStream.

In the event i3 Mobile fails to meet the Service Threshold during any calendar month of the Term and provided such failure is not due in any part to the failure of systems or services VoiceStream manages that work in conjunction with i3 Mobile's services, then i3 Mobile agrees to reduce the total subscriber fees due for such month by the following:

Adjusted Total Fees Due in Month to i3 Mobile =

Total Fees Due in Month * [ 1 - (Downtime (in hours) / Total Hours in Month) ]

i3 Mobile will use commercially reasonable best efforts to come to terms with VoiceStream, and prepare a specification and associated timeline to incorporate the following reporting, at no cost to VoiceStream, by the end of the first quarter of 2001:

i3 Mobile will provide VoiceStream with a report of actual service availability, including commercially reasonable documentation of i3 Mobile's service availability estimate, within 15 days of the end of each calendar month of the Term.

Each quarter, VoiceStream and i3 Mobile will conduct a joint review session to evaluate the service experiences against the system availability percentage maintained during the previous quarter. Those attending the review sessions will include management personnel from VoiceStream and i3 Mobile who can provide insight and resolution to any issues that have adversely impacted the subscriber experience.

The parties will use commercially reasonable efforts to work together to produce mutually acceptable incident management, remediation, and change control procedures.
SEVERITY LEVEL DEFINITION

   --------------------------------------------------------------------------------------------------
   VoiceStream          Description         Update Method       Update  Objectives
   Incident Level
   --------------------------------------------------------------------------------------------------
   Severity 1       This incident level is    Phone call    First Update within 30 minutes.
                    attained when the         followed by   Subsequent updates hourly.
                    following conditions      an email      i3 Mobile will update VoiceStream with
                    are met:                                the following information:
                    A complete outage of a
                    critical
   --------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------
                    service                                 Services affected.
                    A reoccurring temporary                 Start time of incident.
                    outage of a critical                    Current status of repair.
                    service.                                Impact on the subscriber for all
                    Inability to provision                  incidents in progress.
                    a service.                              Description of service or aspect of
                    Loss of data                            service that is unavailable to
                    Inability to service                    VoiceStream.
                    user help requests.                     Estimated Time of Repair (ETR).
   --------------------------------------------------------------------------------------------------
   Severity 2       This incident level is    Phone call    First update within 1 hour. Subsequent
                    attained when the         followed by   updates every 2 hours.
                    following conditions      an email      i3 Mobile will update VoiceStream with
                    are met:                                the following information:
                    A significant                           Services affected.
                    degradation of the                      Start time of incident.
                    service occurs.                         Current status of repair.
                    Recent modifications to                 Impact on the subscriber for all
                    the system cause                        incidents in progress.
                    services to operate in                  Description of service or aspect of
                    a way that is                           service that is unavailable to
                    materially different                    VoiceStream.
                    from those described in                 Estimated Time of Repair (ETR).
                    the product definition.
   --------------------------------------------------------------------------------------------------



Incident Management

Both parties shall make commercially reasonable efforts to come to agreement on an incident management process no later than thirty (30) days following the date of this contract.

The process shall be defined around the following areas:

Incident Updates
Communicating Incidents
Incident Resolution Responsibilities
Escalation Procedures
Reporting Process

Change Control Management

Both parties shall make commercially reasonable efforts to come to agreement on a change control management process no later than thirty (30) days following the date of this contract.

The process shall be defined around the following areas:

Planned Maintenance Procedures
Planned Service Interruption

                                   APPENDIX A


                WIRELESS SERVICES AND ADDITIONAL SUPPORT SERVICES


                              DESCRIPTION AND FEES


I.      LEGACY TIER


A.      BASIC SERVICE

There are currently approximately 580,000 Users (both pre-pay and post-pay) subscribed to VoiceStream East's (formerly Omnipoint) Basic Information Services subscription plan ("Basic Service"). These users receive a FREE information service from ONE of the following choices: FOX News Headlines, FOX Business News, FOX Sports, or TVGen's Daily Dish.

The Basic Service shall continue to be provided to these Users from September 1, 2000 until August 31, 2001 under the following terms:

        - $0.15 per user per month cost to VoiceStream for up to 200,000 Users effective as of September 1, 2000.

        - Basic Service message delivery will be limited to 2 messages per day per User, not including breaking news.

        - The remaining 380,000 Users of the Basic Service will continue to be billed at $0.10 per User per month with the associated $0.10 per User per month credit through the first six (6) months from the signing of this contract.

        - The parties will use their best efforts to work together to verify the accuracy of the user base for the Basic Service, and take the appropriate action; that is, remove the User from the Basic Service (churn off all i3 Mobile service), or transition the User to the Portal Tier. Such effort shall be completed on the date that is six (6) months from the signing of this contract.

        - On the day following six (6) months from the Effective Date, all remaining users of the Basic Service will be billed to VoiceStream each month at $0.15 per user through August 31, 2001.

The parties shall work together to migrate all of the Users of the Basic Service to the Portal Tier, as described below. Should there be any remaining Users on the Basic Service after August 31, 2001, the Basic Service shall continue under the following terms:

        -       $0.10 per User per month cost to VoiceStream

        - message delivery will be limited to 2 messages per day per user, not including breaking news.


B. VALUE, ADVANCED, CUSTOM AND PREMIUM SERVICES (HEREINAFTER REFERRED TO AS "ADVANCED PACKAGES")

The following packages are currently subscribed to by VoiceStream East customers:

        - The Value Package includes the Basic Service, plus one additional content selection (4,855)

        - The Advanced Package includes the Basic Service, plus two additional content selections (15,117)

        - The Custom Packages includes one of the following Information Services Packages: (490)

1.      Fox News Package
2.      Pro and College Sports (choice of 4 teams)
3.      Entertainment Package
4.      Business Package

        - The Premium Package or Financial Reporter package (5 publicly traded companies) (201)

        -       Single Service Selections (above the Basic Service)

The parties will use their best efforts to work together to verify the accuracy of the user base for the Advanced Packages. Both parties will take the appropriate action to remove the User from the service (churn off all i3 Mobile service) or transition the user to the Portal Tier. The parties will use their best efforts to communicate with these subscribers regarding a transition from these services to the Portal Tier. All Users shall be transitioned from these services to the Portal Tier, or churned, in three (3) months from the signing of the contract.

Upon launch of the new Portal Tier (anticipated mid-November 2000) the associated portal pricing will be in effect. As such, no additional fees shall be charged to VoiceStream for the continuation of these Advanced Packages during the migration process to the new portal.


C.      ON-DEMAND SERVICES

On-demand services shall be billed to VoiceStream, as defined in the Portal Tier, beginning on the Effective Date.

All VoiceStream customers with mobile-originating SMS (Short Message Service) bearer capability shall have access to this feature. No transition from Legacy to Portal Tier is envisioned.



D.      BILLING TERMS

The invoice will be mailed within 30 days of the bill date. The bill date is the 20th of the month.

II.     PORTAL TIER

The portal and its associated push and pull content shall be delivered to VoiceStream in two phases, with the following defined functionality:



A.      PHASE 1 (APPROXIMATELY NOVEMBER 1, 2000)

                             HTML VIEWABLE AND ONE-WAY SMS ALERT CONTENT

 Category                Service                    HTML Viewable      One-Way SMS Description
 --------------------------------------------------------------------------------------------------------------
   News                      Finance News Briefs          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                  AP Top US News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                            AP Top Business News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                          AP Top Technology News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                   Central & South American News          Yes           Up to two timed alerts per category
                 ----------------------------------------------------------------------------------------------
                                   European News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                      Asian News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                    African News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                Middle East News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                   Baseball News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                   Football News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                     Hockey News          Yes           Up to two timed alerts per category
                 ----------------------------------------------------------------------------------------------
                             College Sports News          Yes           Up to two timed alerts per category
                 ----------------------------------------------------------------------------------------------
                              Tennis & Golf News          Yes           Up to two timed alerts per category
                 ----------------------------------------------------------------------------------------------
                                         TV News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                      Movie News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                      Music News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                                       Book News          Yes           Up to two timed alerts per category.
                 ----------------------------------------------------------------------------------------------
                         Health and Medical News          Yes           Up to two timed alerts per category.
 --------------------------------------------------------------------------------------------------------------
   Sports                National Football League          Yes        End of game score(s), end of period score(s)
   Results                                                                      for up to two teams
                 ----------------------------------------------------------------------------------------------
                           Major League Baseball          Yes        End of game score(s), end of period score(s)
                                                                                for up to two teams.
                 ----------------------------------------------------------------------------------------------
                 National Basketball Association          Yes        End of game score(s), end of period score(s)
                                                                                for up to two teams.
                 ----------------------------------------------------------------------------------------------
                     Women's National Basketball          Yes        End of game score(s), end of period score(s)
                                     Association                                for up to two teams.
                 ----------------------------------------------------------------------------------------------
                          National Hockey League          Yes        End of game score(s), end of period score(s)
                                                                                for up to two teams.




 Category           Service                      HTML Viewable         One-Way SMS Description
 ------------------------------------------------------------------------------------------------------------------
                              NCAA Football            Yes           End of game score(s), end of period score(s)
                                                                                for up to two teams.
                 --------------------------------------------------------------------------------------------------
                                NCAA Hockey            Yes           End of game score(s), end of period score(s)
                                                                                for up to two teams.
                 ------------------------------------------------------------------------------------------------
                      Men's NCAA Basketball            Yes           End of game score(s), end of period score(s)
                                                                                for up to two teams.
                 --------------------------------------------------------------------------------------------------
                                     Tennis            Yes                 Not Available
                 --------------------------------------------------------------------------------------------------
                                       Golf            Yes                 Not Available
------------------------------------------------------------------------------------------------------------------
  Finance    Stock Quotes (Including Mutual        Yes, up to 10          Maximum of 10 delayed stock quote alerts.
             Funds)                               ticker symbols.
                                                 Quotes delayed up              Triggers-Higher Than
                                                    to 10 minutes.
                                                                                Triggers-Lower Than

                                                                                  Triggers-Volume

                                                                                Triggers-$ Increase

                                                                                Triggers-$ Decrease

                                                                                Triggers-% Increase

                                                                                Triggers-% Decrease
             ------------------------------------------------------------------------------------------------------
             Research Links - www.cnbc.com,            Yes                         Not available
                         www.bloomberg.com,
                   www.cbs.marketwatch.com,
                         www.thestreet.com,
                            www.hoovers.com
             ------------------------------------------------------------------------------------------------------
                               Company News            Yes                         Not Available
             ------------------------------------------------------------------------------------------------------
              Market Indices - DJIA, NASDAQ,            Yes                  Two timed alerts per index
                      S&P 500, Russell 2000
             -----------------------------------------------------------------------------------------------------=
Entertainment                   Horoscopes       Yes, up to two          Two timed alerts for up to two
                                                astrological signs                    signs.
             ------------------------------------------------------------------------------------------------------
                            Lottery Results     Yes, all games for         Three timed alerts for three
                                                   three states                       states
             ------------------------------------------------------------------------------------------------------
                            Joke of the Day            Yes                    One daily timed alert
             ------------------------------------------------------------------------------------------------------
                        This Day in History            Yes                    One daily timed alert
             ------------------------------------------------------------------------------------------------------
                           Quote of the Day            Yes                    One daily timed alert
             ------------------------------------------------------------------------------------------------------
                         Soap Opera Updates    Yes, choose 3 soaps            3 daily timed alerts
             ------------------------------------------------------------------------------------------------------
                              Movie Reviews            Yes                    One daily timed alert
             ------------------------------------------------------------------------------------------------------
                        Celebrity Birthdays            Yes                    One daily timed alert
 ------------------------------------------------------------------------------------------------------------------
 Weather                US City Forecast     3 day forecasts by            One timed forecast by city or zip
                                               city for zip code for
                                                up to 2 cities code.

 ------------------------------------------------------------------------------------------------------------------
  Search             Info USA People Search            Yes                         Not Available
             ------------------------------------------------------------------------------------------------------
                   Info USA Business Search            Yes                         Not Available
             -----------------------------------------------------------------------------------------------------
               Info USA Yellow Pages Search            Yes                         Not Available
 ------------------------------------------------------------------------------------------------------------------
 Product                           Barpoint            Yes                         Not Available
 Price
 Comparision
 ------------------------------------------------------------------------------------------------------------------

                                   TWO-WAY SMS (ON-DEMAND CONTENT)

On launch of the VoiceStream SMS Portal product, i3 Mobile shall deliver the following pull (on-demand) content to VoiceStream customers:


        -       Joke of the Day

        -       Today in History

        -       Quote of the Day

        -       Daily Trivia Questions and
                  Answers

        -       Lottery Results

        -       Soap Opera Updates

        -       Celebrity Birthdays

        -       Real-time Stock Quotes

        -       Weather Forecasts

        -       Sports Scores

        -       Ski Condition Reports

        -       U.S. News Headlines

        -       Business News Headlines

        -       International Headlines

        -       Sports Headlines

        -       Entertainment Headlines

        -       Technology Headlines

        -       Flight Information (arrival
                  only)



B.      PHASE 2: THREE (3) MONTHS FROM LAUNCH

For Phase 2 of the VoiceStream SMS Portal Product, i3 Mobile shall deliver the following HTML, pull (on-demand) content, and portal look and feel enhancements to VoiceStream customers.


HTML VIEWABLE AND ONE-WAY SMS ALERT CONTENT



 Category           Service                      HTML Viewable         One-Way SMS Description
---------------------------------------------------------------------------------------------------------------
              End user will be able to choose an unlimited number of sports teams instead of a limit of two teams per league.
---------------------------------------------------------------------------------------------------------------
  Sports            Major League Soccer     Yes      End of game score(s), end of period      No extra
  Results                                               score(s) for up to two teams.       subscription
                                                                                               charge
---------------------------------------------------------------------------------------------------------------
                    Auto Racing - Busch     Yes      Beginning, middle and end of races       No extra
                      Car, Championship                        for one category             subscription
                           Auto Racing,                                                        charge
                       Craftsman Truck,
                      Formula One, Indy
                         Racing League,
                     Winston Cup Series
---------------------------------------------------------------------------------------------------------------
                      Canadian Football     Yes      End of game score(s), end of period      No extra
                                 League                 score(s) for up to two teams.       subscription
                                                                                               charge
---------------------------------------------------------------------------------------------------------------
                 Minor League Baseball      Yes      End of game score(s), end of period      No extra
                                                        score(s) for up to two teams.       subscription
                                                                                              charge
---------------------------------------------------------------------------------------------------------------
                    Minor League Hockey     Yes      End of game score(s), end of period      No extra
                                                        score(s) for up to two teams.       subscription
                                                                                               charge
---------------------------------------------------------------------------------------------------------------
                           Women's NCAA     Yes      End of game score(s), end of period      No extra
                             Basketball                  score(s) for up to two teams.      subscription
                                                                                               charge

 Category               Service             HTML          One-Way SMS Description            Pricing
---------------------------------------------------------------------------------------------------------------
                                 Tennis     Yes      Top three seeds - match finals and      No extra
                                                             championship finals            subscription
                                                                                               charge
---------------------------------------------------------------------------------------------------------------
                                   Golf     Yes      End of round and final tournament       No extra
                                                        results for LGA, LPGA or both       subscription
                                                                                               charge
---------------------------------------------------------------------------------------------------------------
PIM                 Email, Address Book     Yes                      Yes                     TBD (need
                                                                                                more
                                                                                            information
                                                                                                from
                                                                                            VoiceStream)
---------------------------------------------------------------------------------------------------------------
                         Calendar (with     Yes                      Yes                      TBD (need
                   synchronization with                                                         more
                     Microsoft Outlook)                                                     information
                                                                                                from
                                                                                            VoiceStream)
---------------------------------------------------------------------------------------------------------------
Finance              Access to currency     Yes                 Not available                 No extra
                        conversion site                                                     subscription
                                                                                               charge
---------------------------------------------------------------------------------------------------------------
                     Top 10 most active     Yes       User will receive alert on top 10       No extra
                       stocks on NASDAQ                most active stocks (with current     subscription
                    and/or NYSE - lists              price and price change) for the NYSE      charge
                      current price and                 and/or NASDAQ at 4pm EST
                           price change
---------------------------------------------------------------------------------------------------------------
  Map and            Access to MapQuest     Yes                 Not available                 No extra
 Directions                                                                                  subscription
                                                                                               charge
---------------------------------------------------------------------------------------------------------------
Entertainment      Access to TV Listings     Yes                 Not available                 No extra
                                                                                            subscription
                                                                                               charge
---------------------------------------------------------------------------------------------------------------

TWO-WAY SMS (ON-DEMAND CONTENT)


        -       Flight Information (departures)

        -       Company News

PORTAL LOOK AND FEEL CHANGES

1.      DEFAULT SETTINGS

        Personalized default settings will be set up when customer first sets up My InfoStream page based on information passed from VoiceStream to i3
        Mobile:

                -       Weather based on zip code

                -       Horoscope based on birth date

                -       Lottery based on zip code

        Other default settings:

                - Scoreboard module - will be populated with scores for teams in season.

                - Entertainment module - will be populated with text for customer's choices. For example, if customer chooses the Joke of the Day, that Joke will appear on his My InfoStream page. In first phase, he needs to click on link to view Joke.





2.      GRAPHICS

        i3 Mobile will work with VoiceStream's creative agency of choice in order to add icons next to all categories on the portal and generally try to make the site more appealing.

3.      NEWS MODULE

        Add Java script so that option to set up wireless alerts doesn't appear until customer chooses News category for HTML. For example, if a customer has not yet populated a radio button for News Briefs, the drop down menu for setting News Briefs wireless alerts will be hidden. Once the customer chooses a category for HTML set-up, then the wireless alert option will appear.


C.      ADDITIONAL CONTENT AND APPLICATION DEVELOPMENT

Following the launch (Phase 1) and Phase 2 work as outlined above, i3 Mobile agrees to provide the services that are mutually agreed upon and described below, or other services not yet defined by VoiceStream, in a form to be mutually agreed upon ("Work Order"). Such Work Orders shall include the Specifications for the services to be performed and the deliverables or other materials to be produced, the schedule for completion of each of the foregoing, the applicable fixed price or time and materials charges, and any additional terms the parties mutually agree to include. Each Work Order shall be effective, incorporated into and form a part of this Agreement when duly executed by both parties. If there is a conflict between this Agreement and any Work Order, the terms of the Work Order will govern the provision of the services involved. With respect to the initiation and evaluation of proposed Work Orders hereunder, the parties agree that: (a) within fifteen (15) business days after receipt of an VoiceStream request, i3 Mobile shall provide a written response containing an estimate of the number of hours required for modification, development or creation of the requested deliverable(s) (including identification of any VoiceStream features), resulting total fees under any resulting Work Order, and the total hardware, software and other system costs; and (b) VoiceStream and i3 Mobile shall use good faith efforts to resolve any disagreements as to the terms of any proposed Work Order and to obtain execution by both parties within five
(5) Business Days after receipt by VoiceStream of the written response from i3 Mobile. Two months following the execution date of this Agreement, i3 Mobile and VoiceStream will make commercially reasonable best efforts to come to terms on the following list of content and applications being requested by VoiceStream. Specifications and project plan for the products outlined below will be determined at that time.

HTML VIEWABLE AND ONE-WAY SMS ALERT CONTENT



 Category               Service            HTML          One-Way SMS Description            Pricing
---------------------------------------------------------------------------------------------------------------

Travel             Flight Information   User can check status    User can enter flight
                                         of flight from HTML     information and receive
                                                page              alert if flight is
                                                                 delayed or gate changes
---------------------------------------------------------------------------------------------------------------
Finance              Total Portfolio     User can set up        User can receive end of
                          calculator    tickers in his/her         day portfolio total
                                         portfolio and view
                                       status of the overall
                                              portfolio
---------------------------------------------------------------------------------------------------------------
Entertainment           Horoscopes      Chinese horoscope,      Two timed alerts for up
                                             biorhythm,
                                        predictions (crystal
                                         ball), numerology,
                                           compatibility
                                       indexes, date guides,
                                           dream analysis           to two signs.
---------------------------------------------------------------------------------------------------------------
Traffic                Link to traffic           Yes              User chooses desired
                       report for all                            streets and highways
                         major cities                            and receives alert on
                                                                traffic conditions for
                                                                    that route at
                                                                   designated time
---------------------------------------------------------------------------------------------------------------



TWO-WAY SMS (ON-DEMAND CONTENT)


        - Two-way fully integrated into portal - user will be able to access profiled financial portfolio with one portfolio keyword

        - Currency converter - user can enter dollar amount in one exchange and received dollar amount in desired currency

        -       Reverse White and Yellow Page Lookups

        - Top 10 most active stocks on the NASDAQ or NYSW - list price and price change

        -       Bar Point price comparison information

        -       Maps

        -       Directions

        -       Traffic

        -       Taxi Service Information and Locator

        -       TV listings

        -       Movie listings

        -       Concert information

        -       Sporting event information

        -       Games (hangman, who am I, eight ball, adventure)


PORTAL LOOK AND FEEL CHANGES

1.      SPORTS MODULE

                        - Links to tournament graphs will be added for each sport. For example, below the Tennis category, a customer will be able to click on a link and view the line-up for Wimbledon.





2.      REST OF NEWS STORY - HTML

                        - When customer views news story (all types), a link will be added at the end in order for the customer to view the rest of the article.



D.      THIRD PARTY CONTENT PROVIDER INTEGRATION

During the term of this agreement, VoiceStream may request i3 Mobile to integrate into the SMS Portal and host content feeds, applications, and other mobility services. i3 Mobile agrees to provide such integration in a form to be mutually agreed upon ("Work Order"). Such Work Orders shall include the Specifications for the services to be performed and the deliverables or other materials to be produced, the schedule for completion of each of the foregoing, the applicable fixed price or time and materials charges, and any additional terms the parties mutually agree to include. Each Work Order shall be effective, incorporated into and form a part of this Agreement when duly executed by both parties. If there is a conflict between this Agreement and any Work Order, the terms of the Work Order will govern the provision of the services involved. With respect to the initiation and evaluation of proposed Work Orders hereunder, the parties agree that: (a) within five (5) business days after receipt of an VoiceStream request, i3 Mobile shall provide a written response containing an estimate of the number of hours required for modification, development or creation of the requested deliverable(s) (including identification of any VoiceStream features), resulting total fees under any resulting Work Order, and the total hardware, software and other system costs; and (b) VoiceStream and i3 Mobile shall use good faith efforts to resolve any disagreements as to the terms of any proposed Work Order and to obtain execution by both parties within five
(5) Business Days after receipt by VoiceStream of the written response from i3 Mobile.


E.      PORTAL TIER TERMS

The following terms for the Portal Tier shall apply:

        Portal and SMS Push Content Fees

                - a one time fee of $100,000 shall be paid by VoiceStream to i3 Mobile for the mutually agreed upon design, development and integration for the portal.

                - VoiceStream agrees to pay i3 Mobile a monthly minimum of users upon the Effective Date and SMS Push content as follows:

                        1.      Months 1 through 4 - 100,000 Users @
                                .25/Users=$25,000 per month OR Actual number of Users (whichever is greater) at tiered pricing threshold shown below.

                        2.      Months 5 and 6 - 150,000 Users @ $.25/User =
                                $37,500 OR Actual number of Users (whichever is greater) at tiered pricing threshold shown below.

                        3. Months 6 and beyond - 200,000 Users @ $.25/User = $50,000 OR Actual number of Users (whichever is greater) at tiered pricing threshold shown below.

- the monthly User fees paid by VoiceStream to i3 Mobile for the portal and SMS Push content shall follow the schedule outlined below:

           Number of Users                    Fee (per month per User)
           ================================== ===========================================
           1-500,000                          $0.25
           500,001-1,000,000                  $0.23
           1,000,001-2,000,000                $0.20
           2,000,001-3,000,000                $0.18
           >3,000,000                         $0.15
           ---------------------------------- -------------------------------------------

                - the schedule shall be "step function"; that is, if VoiceStream has 1,100,000 Users signed up for the SMS Portal Product, the following fees shall be paid:
                        500,000 Users at $0.25 each, 500,000 Users at $0.23
                        each, and 100,000 Users at $0.20 each.

                - these fees INCLUDE the development and implementation of two additional content services per calendar quarter. The content services to be added are to be mutually agreed upon during the term of this agreement. New content services that are mutually agreed upon may require an increase in the monthly subscriber fee depending upon the nature and cost of the content. i3 Mobile will use commercially reasonable efforts to work with VoiceStream to incorporate new content that will add subscriber value with little or no incremental fees to VoiceStream.

                - Some content services may be treated as separate applications that are billed outside of the fees above. Pricing and other terms to be negotiated at that time.

                - i3 Mobile and VoiceStream will also work to create and incorporate new content and applications over the term of the agreement that can be subsidized through other means (for example, sponsorships, advertising, and commerce applications) where feasible.

        SMS Pull Content Fees

                - VoiceStream shall pay i3 Mobile $0.07 (seven cents) per pull transaction

                - these fees INCLUDE the development and implementation of two additional content services per calendar quarter. The content services to be added are to be mutually agreed upon during the term of this agreement. New content services that are mutually agreed upon may require an increase in the monthly subscriber fee depending upon the nature and cost of the content. i3 Mobile will use commercially reasonable efforts to work with VoiceStream to incorporate new content that will add User value with little or no incremental fees to VoiceStream.

                - Some content services may be treated as separate applications that are billed outside of the fees above. Pricing and other terms to be negotiated at that time.

                - i3 Mobile and VoiceStream will also work to create and incorporate new content and applications over the term of the agreement that can be subsidized through other means (for example, sponsorships, advertising, and commerce applications) where feasible.



E.      PROVISIONING AND DEPROVISIONING SMS PORTAL SERVICES

The following processes and supporting interfaces shall be functional for Portal Tier service launch:

        1. Activation of a New Customer: an interface to support the provisioning of a new customer onto the SMS Portal Service. This provisioning will occur during customer sign-up via the web; provisioning will be supported via an HTTP URL, with parameters including first name, last name, username, password, birthday, and zipcode.

        2. Deactivation of an Existing Customer: an interface to support the removal of a customer from the SMS Portal Service.

Both parties shall make commercially reasonable efforts to come to agreement on provisioning/deprovisioning requirements for these processes no later than five
(5) days following the date of this contract. i3 Mobile shall implement the service provisioning/deprovisioning interface no later than fifteen (15) days after both parties have agreed upon the requirements for the process.



F.      REPORTING

All data files shall be transferred to VoiceStream twice a month on dates to be mutually agreed upon between i3 Mobile and VoiceStream The data shall be transferred to VoiceStream via FTP to a file location to be mutually defined. All data shall be indexed by MSISDN, tab delimited, separated by carriage return.

i3 Mobile will use commercially reasonable best efforts to come to terms with VoiceStream and prepare a specification and associated timeline to incorporate the following reporting, at no cost to VoiceStream, by the end of the first quarter of 2001.

The data reported shall include the user profile, user defined HTML display and content and the total alert list with alerting schedule and content descriptions as indicated within this section.

                                     PHASE I

As of the commercial launch, i3 Mobile will use commercially reasonable best efforts to work with Voicestream to make the following reporting available twice a month on dates to be mutually agreed upon between i3 Mobile and VoiceStream:

1. A report listing each mobile phone number and the associated profile information with that number including:

        -       First Name

        -       Last Name

        -       Time Zone

        -       Alerts selected (i.e. News Headlines, Sports Scores, etc.)

2. i3 Mobile shall also provide a daily file including the MSISDN and all "pulled" messages for that mobile number in order for VoiceStream to charge customers for two-way content.

3. i3 Mobile shall provide the flexibility to differentiate between the following On-Demand/Pull queries:

        US City Weather Forecast
        Flight Information
        Stock Quote Alert

        All other two-way content listed below will need to be priced at the same level as i3 Mobile cannot differentiate between them at this time. For example, i3 Mobile would not be able to report to VoiceStream how many people "pulled" US News versus how many "pulled" Sports Scores.

        US News Headlines
        Business News Headlines
        International Headlines
        Sports Headlines
        Technology Headlines
        Entertainment Headlines
        Sports Scores
        Ski Condition Reports
        Lottery Results (1 State)
        Joke of the Day
        This Day in History
        Quote of the Day
        Soap Opera Updates
        Celebrity Birthdays
        Daily Trivia


                                    PHASE II

i3 Mobile will use commercially reasonable best efforts to work with Voicestream to produce a project plan for incorporating the following reporting by the end of the first quarter of 2001:


User Profile

        -       First Name

        -       Last Name

        -       Mobile Phone Number

        -       Time Zone

        -       Street Address

        -       City

        -       State/Province

        -       ZIP/Postal Code

        -       Country

Note, other optional fields may be added to this list as VoiceStream and its vendor work in partnership to define the registration process, and other data elements necessary for VoiceStream support of user personalization of the portal.

HTML Portal

    HTML Display

           Indicate the order and the column side for each content subject using the following format.
           (ABC)
           A = the order from top to bottom. 1 = item at top of column, 2 =
            second item down in column, etc.
           B = R or L depending on if the topic is displayed on the left or right column
           C = N or W depending on if the topic is displayed as a Narrow or Wide column

    HTML Content

   All relevant hit and frequency data for each content category.



SMS Alert Data

    Alert Schedule or Trigger

   All relevant trigger and alert schedules by user, and in summary data.

    Alert Content

   All relevant Alert delivery frequency and distribution by user and in summary data.



BILLING FEED

i3 Mobile will use commercially reasonable best efforts to work with Voicestream to produce a project plan for incorporating the following billing feed requirements by the end of the first quarter of 2001:

i3 Mobile shall provide daily bill detail for each customer. This data will be provided to VoiceStream for customer review on the MyVoiceStream.com web site, as well as input to VoiceStream's rating/billing subsystems for presentation on the customer's bill.

        (a) i3 Mobile shall send a daily file to VoiceStream containing MSISDN, On-Demand/Pull Category and frequency of On-Demand/Pull queries.

        (b) i3 Mobile shall provide the flexibility to differentiate between On-Demand/Pull queries allowing for category based pricing models, i.e. A Sports On-Demand Pull query would cost $.25, A Weather On-Demand Pull query would cost $.35.

        (c) i3 Mobile shall provide the ability to aggregate On Demand-Pull and Push Alerts bill detail per MSISDN, allowing for the customer to view balance in real time via an HTML site.

        (d) i3 Mobile shall provide the flexibility to differentiate between Push Alerts allowing for product based pricing models.

        (e) i3 Mobile shall be able to determine the location per SMS (either On Demand-Pull or Push Alerts) and classify that with a specific pricing model.



H.      CO-OPERATIVE MARKETING & ADVERTISING PROGRAM

i3 Mobile will provide VoiceStream with $300,000 in Market Development Program funds (MDP) over the term of the agreement ($100K annually) to be used by VoiceStream for marketing and advertising of i3 Mobile/VoiceStream SMS Portal Services. Specific guidelines for the use of MDP funds include:

        - Create greater VoiceStream customer awareness of services Powered by i3 Mobile in concert with Voicestream marketing programs

        - Accelerate penetration of VoiceStream user base through promotion of services Powered by i3 Mobile

        - Drive VoiceStream user and subscription growth, thus increase revenues through focused application of MDP funds

        - Create deeper partnership with VoiceStream o The Powered by i3 Mobile logo must be prominent in all marketing and advertising creative.

Additionally, VoiceStream agrees to:

        - allow i3 Mobile to actively participate in the planning and execution of VoiceStream marketing/advertising efforts of services Powered by i3 Mobile, subject to VoiceStream's final decision-making authority

        - reasonably collaborate on all marketing/advertising programs with i3 Mobile

        - submit supporting documentation (e.g. sample creatives, vendor invoice, VoiceStream invoice, etc.) to request payment by i3 Mobile upon full execution of all marketing programs; i3 Mobile will pay VoiceStream the applicable MDP funds within 45 days of its receipt of such supporting documentation


I.      ADVERTISING AND E-COMMERCE REVENUES

        - The split of net proceeds per month of any advertising and e-Commerce revenues shall be 40% to VoiceStream, and 60% to i3 Mobile.

        - All advertising to VoiceStream customers, including HTML banner and SMS, must be approved by VoiceStream.

        - All advertising and e-commerce opportunities will be mutually agreed upon by i3 Mobile and VoiceStream.



J.      DEVELOPMENT & TRAINING RESOURCES

        - At VoiceStream's request, i3 Mobile will provide developer resources to VoiceStream as necessary to support the design, development and commissioning of additional services beyond those agreed to above. [Note, the two additional push and pull services per quarter are not included activities of these dedicated VoiceStream resources.]

        - The cost to VoiceStream for requesting this capability is $13,000 per person/month. The number of development personnel shall be mutually agreed to by both VoiceStream and i3 Mobile. i3 Mobile retains the right to determine how best to engage these resources for VoiceStream's projects.

        - Customer Care training by i3 Mobile personnel (to the extent requested by VoiceStream) shall cost $1,200 per day per trainer, plus approved expenses in accordance with VoiceStream's standard expense reimbursement policies.


K.      TIER 2 CUSTOMER CARE SUPPORT

i3 Mobile will provide to VoiceStream a Tier 2 customer service support option. VoiceStream Customer Care Representatives will have access to i3 Mobile Customer Service representatives to aid in the troubleshooting of customer problems with the SMS Portal service. The cost to operate this customer service option is at i3 Mobile's expense. i3 Mobile will provide this support option to VoiceStream Monday through Friday from 8:30am EST to 8:30pm EST. i3 Mobile's operations department is available 7 days a week, 24 hours a day; however, although i3 Mobile will use commercially reasonable efforts to do so, it does not guarantee a response to VoiceStream customer care reps during the following hours:

Weekdays: Monday through Friday from 8:30pm EST through 8:30am EST (5:30 pm PST through 5:30 am PST) Weekends: Friday, 8:30pm EST through Monday 8:30am EST (Friday 5:30 pm PST through Monday 5:30 am PST).

Should VoiceStream's Customer Care Representatives need additional support, both parties will renegotiate the customer care support terms outlined above.




III.    SERVICE LEVELS

i3 Mobile shall provide services that meet the following up-time requirements:

        i3 Mobile will provide service availability of 99.0% (herein defined as the Service Threshold) up time, on an aggregated basis that includes all services, excluding only scheduled maintenance (as described in the following paragraph). Service downtime and Cure Periods (as defined below) will be measured on a calendar month basis.

        In the event VoiceStream provides notification of a Severity 1 incident, service downtime with respect to such incident will be measured from the time i3 Mobile receives such notification until the incident is cured provided that VoiceStream provides i3 Mobile with a dedicated technical resource who will serve as a primary contact until the problem is resolved.

        In the event VoiceStream provides written notification of a Severity 2 incident, i3 Mobile shall have three (3) calendar days (the "Cure Period") to cure such incident. If a Severity 2 incident is not cured within the applicable Cure Period, then service downtime will be measured from the time i3 Mobile receives notification of such incident until the incident is cured provided that VoiceStream provides i3 Mobile with a dedicated technical resource who will serve as a primary contact until the problem is resolved. If i3 Mobile cures a Severity 2 incident within the Cure Period, then no downtime will be taken into account with respect to such incident for purposes of determining actual service availability for such month. Downtime shall not include scheduled maintenance periods, which shall last no longer than four (4) hours of weekly maintenance scheduled on Sunday morning from midnight until 4 a.m. plus an additional four (4) hours per week upon three (3) days notice to VoiceStream.

        In the event i3 Mobile fails to meet the Service Threshold during any calendar month of the Term and provided such failure is not due in any part to the failure of systems or services VoiceStream manages that work in conjunction with i3 Mobile's services, then i3 Mobile agrees to reduce the total subscriber fees due for such month by the following:

        Adjusted Total Fees Due in Month to i3 Mobile =

                Total Fees Due in Month * [ 1 - (Downtime (in hours) / Total Hours in Month) ]

        i3 Mobile will use commercially reasonable best efforts to come to terms with VoiceStream, and prepare a specification and associated timeline to incorporate the following reporting, at no cost to VoiceStream, by the end of the first quarter of 2001:

                i3 Mobile will provide VoiceStream with a report of actual service availability, including commercially reasonable documentation of i3 Mobile's service availability estimate, within 15 days of the end of each calendar month of the Term.

        Each quarter, VoiceStream and i3 Mobile will conduct a joint review session to evaluate the service experiences against the system availability percentage maintained during the previous quarter. Those attending the review sessions will include management personnel from VoiceStream and i3 Mobile who can provide insight and resolution to any issues that have adversely impacted the subscriber experience.

        The parties will use commercially reasonable efforts to work together to produce mutually acceptable incident management, remediation, and change control procedures.


Severity Level Definition


      VOICESTREAM                                                           UPDATE
       INCIDENT                                  UPDATE
         LEVEL            DESCRIPTION            METHOD                   OBJECTIVES
---------------------------------------------------------------------------------------------------------------
      Severity 1    This incident level is    Phone call    First Update within 30 minutes.
                    attained when the         followed by   Subsequent updates hourly.
                    following conditions      an email
                    are met:                                i3 Mobile will update VoiceStream with
                    -   A complete                          the following information:
                        outage of a                         -       Services affected.
                        critical service                    -       Start time of incident.
                    -   A reoccurring                       -       Current status of repair.
                        temporary outage of                 -       Impact on the subscriber for
                        a critical service.                         all incidents in progress.
                    -   Inability to                        -       Description of service or
                        provision a service.                        aspect of service that is
                    -   Loss of data                                unavailable to VoiceStream.
                    -   Inability to                        -       Estimated Time of Repair (ETR).
                        service user help
                        requests.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
      Severity 2    This incident level is    Phone call    First update within 1 hour. Subsequent
                    attained when the         followed by   updates every 2 hours.
                    following conditions      an email
                    are met:                                i3 Mobile will update VoiceStream with
                    -   A significant                       the following information:
                        degradation of the                  -       Services affected.
                        service occurs.                     -       Start time of incident.
                    -   Recent                              -       Current status of repair.
                        modifications to                    -       Impact on the subscriber for
                        the system cause                            all incidents in progress.
                        services to operate                 -       Description of service or
                        in a way that is                            aspect of service that is
                        materially                                  unavailable to VoiceStream.
                        different from                      -       Estimated Time of Repair (ETR).
                        those described in
                        the product
                        definition.

---------------------------------------------------------------------------------------------------------




INCIDENT MANAGEMENT

Both parties shall make commercially reasonable efforts to come to agreement on an incident management process no later than thirty (30) days following the date of this contract.

The process shall be defined around the following areas:

        -       Incident Updates

        -       Communicating Incidents

        -       Incident Resolution Responsibilities

        -       Escalation Procedures

        -       Reporting Process


CHANGE CONTROL MANAGEMENT

Both parties shall make commercially reasonable efforts to come to agreement on a change control management process no later than thirty (30) days following the date of this contract.

The process shall be defined around the following areas:

        -       Planned Maintenance Procedures

        -       Planned Service Interruption